                                                                    Exhibit 10.9

This Deed of Trust was prepared by and
when recorded should be mailed to:
William A. Clarke, Esq.
Carson Messinger Elliott Laughlin & Ragan, PLLC
3300 North Central Avenue, Suite 1900
Phoenix, Arizona  85012

--------------------------------------------------------------------------------

                    Space above this line for recorder's use

                       DEED OF TRUST, ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

                       KNOW ALL PERSONS BY THESE PRESENTS:

                  THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Deed of Trust") is made as of the 17th day of May,
                          -------------
2002 by TELETOUCH COMMUNICATIONS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware and having an office at 110 College Street, Suite 200, Tyler, Texas 75702 (the "Trustor"), in favor of DAVID
                                                    -------
M. RATCHFORD, having an address at Chicago Title Insurance Company, 909 Fannin, Suite 200, Houston, Texas 77010, as Trustee (the "Trustee"), and ING PRIME RATE
                                                  -------
TRUST, formerly known as, PILGRIM AMERICA PRIME RATE TRUST, a Massachusetts business trust, having its principal office at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, as Administrative Agent for itself and any lender to which it assigns any interest in the beneficial interest under this Deed of Trust (in such capacities, together with its successors in such capacity, the "Beneficiary").
 -----------
                              W I T N E S S E T H:


                  WHEREAS, the Trustor, TELETOUCH LICENSES, INC., and the Beneficiary are parties to a Loan Modification Agreement, dated as of May ___, 2002 (the "Loan Modification Agreement", which Loan Modification Agreement
           ---------------------------
provides for modification of the existing loan from the Beneficiary to the Trustor, including the Trustor's execution and delivery to the Beneficiary of this Deed of Trust;

                  WHEREAS, the Trustor and the Beneficiary are parties to the Second Amended and Restated Credit Agreement dated as of May

___, 2002 (said Credit Agreement, as modified and supplemented and in effect from time to time, being herein called the "Credit Agreement"; except as
                                            ----------------
otherwise herein expressly provided, all terms defined in the Credit Agreement being used herein as defined therein), which Credit Agreement provides for the modified loan terms and conditions as contemplated by the Loan Modification Agreement, including the reduction in the amount of the amount outstanding from the Trustor to the Beneficiary to an aggregate principal amount of $2,750,000 to be evidenced by, and repayable with interest thereon in accordance with, an Amended and Restated Promissory Note to be executed and delivered by the Trustor to the Beneficiary (the "Note");
                         ----

               WHEREAS, it is a condition to the Loan Modification Agreement that the Trustor execute and deliver this Deed of Trust;

               NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and FOR THE PURPOSE OF SECURING the following (collectively, the "Obligations"):
                    -----------

               (a) the payment of all indebtedness evidenced by the Note and any and all modifications, extensions, substitutions, exchanges and renewals of the Credit Agreement or the Note (each of which modifications, extensions, substitutions, exchanges and renewals shall enjoy the same priority as the initial loan evidenced by the Note),

               (b) the performance and payment of the covenants, agreements and obligations hereinafter contained and all other monies secured hereby, including, without limitation, any and all sums expended by the Beneficiary pursuant to Section 1.10 hereof, together with interest thereon, and

               (c) the payment of all other obligations of the Trustor to the Beneficiary under the Credit Agreement,

the Trustor hereby irrevocably grants, bargains, sells, releases, conveys, warrants, assigns, transfers, mortgages, pledges, sets over and confirms unto the Trustee, IN TRUST WITH POWER OF SALE and right of entry and possession, for the benefit and security of the Beneficiary, under and subject to the terms and conditions hereinafter set forth, the land and premises (collectively, the "Property") more particularly described in Schedule I hereto;
 --------

               TOGETHER WITH all interests, estates or other claims, both in law and in equity, that the Trustor now has or may hereafter acquire in (a) the Property, (b) all easements, rights-of-way and rights used in connection therewith or as a means of access thereto and (c) all tenements, hereditaments and appurtenances in any manner belonging, relating or appertaining thereto (all of the foregoing interests, estates and other claims being hereinafter collectively called "Easements and Rights of Way"); and
                                 ---------------------------

               TOGETHER WITH all estate, right, title and interest of the Trustor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any streets, open or proposed, adjoining the Property, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection therewith (all of the foregoing estate, right, title and interest being hereinafter called "Adjacent Rights"); and
                          ---------------

               TOGETHER WITH all estate, right, title and interest of the Trustor, now owned or hereafter acquired, in and to any and all buildings and other improvements now or hereafter located on the Property and all building materials, building equipment and fixtures of every kind and nature located on the Property or, attached to, contained in or used in any such buildings and other improvements, and all appurtenances and additions thereto and betterments, substitutions and replacements thereof (all of the foregoing estate, right, title and interest being hereinafter collectively called, "Improvements"); and
                                                           ------------

               TOGETHER WITH all estate, right, title and interest of the Trustor in and to all such tangible property now owned or hereafter acquired by the Trustor (including all machinery, apparatus, equipment, fittings and articles of personal property) and now or hereafter located on or at or attached to the Property that an interest in such tangible property arises under applicable real estate law, and any and all products and accessions to any such property that may exist at any time (all of the foregoing estate, right, title and interest, and products and accessions, being hereinafter called "Fixtures");
                                                                     --------
and

               TOGETHER WITH all estate, right, title and interest of the Trustor in and to all rights, royalties and profits in connection with all minerals, oil and gas and other hydrocarbon substances on or in the Property, development rights or credits, air rights, water, water rights (whether riparian, appropriative, or otherwise and whether or not appurtenant) and water stock (all of the foregoing estate, right, title and interest being hereinafter collectively called "Mineral and Related Rights"); and
                     --------------------------

               TOGETHER WITH all reversion or reversions and remainder or remainders of the Property and Improvements and all estate, right, title and interest of the Trustor in and to any and all present and future leases of space in the Property and Improvements, and all rents, revenues, proceeds, issues, profits, royalties, income and other benefits now or hereafter derived from the Property, the Improvements and the Fixtures, subject to the right, power and authority hereinafter given to the Trustor to collect and apply the same (all of the foregoing reversions, remainders, leases of space, rents, revenues, proceeds, issues, profits, royalties, income and other benefits being hereinafter collectively called "Rents"); and
                                                          -----

               TOGETHER WITH all estate, right, title and interest and other claim or demand that the Trustor now has or may hereafter acquire with respect to any damage to the Property, the Improvements or the Fixtures and any and all proceeds of insurance in effect with respect to the Improvements or the Fixtures, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the Property, the Improvements or the Fixtures, including without limitation any awards resulting from a change of grade of streets or as the result of any other damage to the Property, the Improvements or the Fixtures for which compensation shall be given by any governmental authority (all of the foregoing estate, right, title and interest and other claims or demand, and any such proceeds or awards, being hereinafter collectively, called "Damage Rights"); and
                      -------------

               TOGETHER WITH all estate, right, title and interest of the Trustor in respect of any and all air rights, development rights, zoning rights or other similar rights or interests that benefit or are appurtenant to the Property or the Improvements (all of the foregoing estate, right, title and interest being hereinafter collectively called "Air and Development Rights");
                                                --------------------------
and

               All of the foregoing Easements and Rights of Way, Adjacent Rights, Improvements, Fixtures, Minerals and Related Rights, Rents, Damage Rights and Air and Development Rights being sometimes hereinafter referred to collectively as the "Ancillary Rights and Properties" and the Property and
                     -------------------------------
Ancillary Rights and Properties being sometimes hereinafter referred to collectively as the "Trust Estate".
                     ------------

               TO HAVE AND TO HOLD the Trust Estate with all privileges and appurtenances thereunto belonging, to the Trustee and the Beneficiary and their respective successors and assigns, forever, upon the trust, terms and conditions and for the uses hereinafter set forth.

               PROVIDED ALWAYS, that if the principal of and interest on the Note and all of the other Obligations shall be paid in full, and the Trustor shall not be in default under the Credit Agreement, then the Beneficiary shall cause this Deed of Trust to be reconveyed and the lien and estate hereby granted to be released.

               This Deed of Trust, the Note, the Credit Agreement and any other instrument given to evidence or further secure the payment and performance of any Obligation are sometimes hereinafter collectively referred to as the "Loan Instruments".
                    ----------------

               TO PROTECT THE SECURITY OF THIS DEED OF TRUST, THE TRUSTOR HEREBY COVENANTS AND AGREES AS FOLLOWS:

                                    ARTICLE 1

               Particular Covenants and Agreements of the Trustor
               --------------------------------------------------

               Section 1.01. Payment of Secured Obligations. The Trustor shall
                             ------------------------------
pay when due the principal of, and the interest on, the indebtedness evidenced by the Note, charges, fees and all other Obligations as provided in the Loan Instruments, and the principal of, and the interest on, any future advances secured by this Deed of Trust.

               Section 1.02 Title, etc. The Trustor represents and warrants that
                            ----------
it has good and marketable fee simple title in and to the Property, and the related Ancillary Rights and Properties, in each case subject to no mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance or adverse claim of any nature, except as permitted under Section 8.06 of the Credit Agreement.

               The Trustor represents and warrants that it has the full power and lawful authority to grant, bargain, sell, release, convey, warrant, assign, transfer, mortgage, pledge, set over and confirm unto the Trustee the Trust Estate as hereinabove provided and warrants that it will forever defend the title to the Trust Estate and the validity and priority of the lien or estate hereof against the claims and demands of all persons whomsoever.

               Section 1.03. Further Assurances; Filing; Re-Filing; etc.
                             -------------------------------------------

               (a) The Trustor shall execute, acknowledge and deliver, from time to time, such further instruments as the Beneficiary or the Trustee may reasonably require to accomplish the purposes of this Deed of Trust.

               (b) The Trustor, immediately upon the execution and delivery of this Deed of Trust, and thereafter from time to time, shall cause this Deed of Trust, any security agreement, mortgage or deed of trust supplemental hereto and each instrument of further assurance to be filed, registered or recorded and refiled, re-registered or re-recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and perfect the lien or estate of this Deed of Trust upon the Trust Estate.

          (c) The Trustor shall pay all filing, registration and recording fees, all refiling, re-registration and re-recording fees, and all expenses incident to the execution, filing, recording and acknowledgment of this Deed of Trust, any security agreement, mortgage or deed of trust supplemental hereto and any instrument of further assurance, and all Federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery, filing and recording of the Note, this Deed of Trust or any of the other Loan Instruments, any security agreement, mortgage or deed of trust supplemental hereto or any instruments of further assurance.

          Section 1.04.  Liens. Except as otherwise provided in Section 8.06 of
                         -----
the Credit Agreement, but without limiting the obligations of the Trustor under
Section 1.06 of this Deed of Trust, the Trustor shall not create or suffer to be created any mortgage, deed of trust, lien, security interest, charge or encumbrance upon the Trust Estate prior to, on a parity with, or subordinate to the lien of this Deed of Trust. Except as otherwise provided in Section 8.06 of the Credit Agreement, but without limiting the obligations of the Trustor under
Section 1.06 of this Deed of Trust, the Trustor shall pay and promptly discharge at the Trustor's cost and expense, any such mortgages, deeds of trust, liens, security interests, charges or encumbrances upon the Trust Estate or any portion thereof or interest therein.

          Section 1.05.  Insurance. The Trustor shall purchase and maintain in
                         ---------
full force and effect policies of insurance in such form and amounts, covering such risks, and issued by such companies, in each case in the manner and to the extent required pursuant to Section 8.04 of the Credit Agreement and shall cause each of such policies to name the Beneficiary and the Trustee as loss payee (to the extent covering risk of loss or damage to tangible property) and as an additional named insured as their interests may appear (to the extent covering any other risk) in the manner and to the extent specified in said Section 8.04. The Trustor expressly assumes all risk of loss, including a decrease in the use, enjoyment or value of the Trust Estate from any fire or other casualty whatsoever, whether or not insurable or insured against.

          Section 1.06.  Impositions.
                         -----------

          (a) Except to the extent otherwise permitted under Section 8.06 of the Credit Agreement, the Trustor shall pay or cause to be paid, before any fine, penalty, interest or cost attaches thereto, all taxes, assessments, water and sewer rates, utility charges and all other governmental or nongovernmental charges or levies now or hereafter assessed or levied against any part of the Trust Estate (including, without limitation, nongovernmental levies or assessments such as maintenance charges, owner association dues or charges or fees, levies or charges resulting from covenants, conditions and restrictions affecting the Trust Estate) or upon the lien or estate of the Beneficiary or the Trustee therein (collectively, "Impositions"),
                                                                 -----------
as well as all claims for labor, materials or supplies that, if unpaid, might by law become a prior lien thereon, and within 30 days after request by the Beneficiary or the Trustee will exhibit receipts showing payment of any of the foregoing; provided, however, that if by law any such Imposition may be paid in
           --------
installments (whether or not interest shall accrue on the unpaid balance thereof), the Trustor may pay the same in installments (together with accrued interest on the unpaid balance thereof) as the same respectively become due, before any fine, penalty or cost attaches thereto.

          (b)   To the extent not inconsistent with the provisions of Section
8.03 of the Credit Agreement, the Trustor at its expense may contest by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or lien therefor or any claims of mechanics, materialmen, suppliers or vendors or lien thereof, and may withhold payment of the same pending such proceedings if permitted by law, so long as (i) in the case of any Impositions or lien therefor or any claims of mechanics, materialmen, suppliers or vendors or lien thereof, such proceedings shall suspend the collection thereof from the Trust Estate, (ii) neither the Trust Estate nor any part thereof or interest therein will be sold, forfeited or lost if the Trustor pays the amount or satisfies the condition being contested, and the Trustor would have the opportunity to do so, in the event of the Trustor's failure to prevail in the contest, (iii) none of the Beneficiary or the Trustee would, by virtue of such permitted contest, be exposed to any risk of any civil liability for which the Trustor has not furnished additional security as provided in clause (iv) below, or to any risk of criminal liability, and neither the Trust Estate nor any interest therein would be subject to the imposition of any lien for which the Trustor has not furnished additional security as provided in clause (iv) below, as a result of the failure to comply with such law or of such proceeding and (iv) the Trustor shall have furnished to the Beneficiary additional security in respect of the claim being contested or the loss or damage that may result from the Trustor's failure to prevail in such contest in such amount as may be reasonably requested by the Beneficiary.

          Section 1.07.  Maintenance of the Improvements and Fixtures. Except as
                         --------------------------------------------
provided in the Credit Agreement, the Trustor shall not permit the Improvements or Fixtures to be removed or demolished (provided, however, that, subject to the
                                         --------
provisions of Section 8.03 of the Credit Agreement, the Trustor may remove or alter such Improvements and Fixtures that become obsolete in the usual conduct of the Trustor's business and the removal or alteration of which do not materially detract from the operation of the Trustor's business); shall maintain the Trust Estate in good repair, working order and condition, except for reasonable wear and use; and shall restore and repair the Improvements and Fixtures or any part thereof now or hereafter affected by any Casualty Event.

          Section 1.08.  Compliance With Laws.
                         --------------------

          (a) The Trustor represents and warrants that, except as otherwise previously disclosed in writing to the Beneficiary (and except for the matters described in clause (b) below, as to which the provisions of said clause (b) shall apply) the Trustor and its operations at the Property currently are in material compliance with all laws, ordinances, orders, rules and regulations of all Federal, state, and local governments and of the appropriate departments, commissions, boards and offices thereof, and the orders, rules and regulations of the American Insurance Association or any other body now or hereafter constituted exercising similar functions, that at any time are applicable to the Trust Estate.

          (b) The Trustor hereby confirms the representations and warranties set forth in Section 7.13 of the Credit Agreement (relating to compliance by the Trustor with applicable Environmental Laws) insofar as such representations and warranties apply to the Trust Estate.

          (c) The Trustor shall notify the Beneficiary promptly of any notice or order that the Trustor receives from any agency or instrumentality of the Federal, or any state or local, government with respect to the Trustor's compliance with any laws or regulations referred to in this Section 1.08 and promptly take any and all actions necessary to bring its operations at the Property into compliance with such laws or regulations (and shall be in material compliance with the requirements of such laws or regulations that at any time are applicable to its operations at the Property) all to the extent required under the applicable provisions of the Credit Agreement; provided, that to the
                                                         --------
extent not inconsistent with the provisions of Section 8.03 of the Credit Agreement, the Trustor at its expense may, after prior notice to the Beneficiary, contest by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the validity or application, in whole or in part, of any such laws or regulations so long as (i) neither the Trust Estate nor any part thereof or any interest therein, will be sold, forfeited or lost if the Trustor pays the amount or satisfies the condition being contested, and the Trustor would have the opportunity to do so, in the event of the Trustor's failure to prevail in the contest, (ii) none of the Beneficiary or the Trustee would, by virtue of such permitted contest, be exposed to any risk of any civil liability for which the Trustor has not furnished additional security as provided in clause (iii) below, or to any risk of criminal liability, and neither the Trust Estate nor any interest therein would be subject to the imposition of any lien for which the Trustor has not furnished additional security as provided in clause (iii) below as a result of the failure to comply with such law or of such proceeding and (iii) the Trustor shall have furnished to the Beneficiary additional security in respect of the claim being contested or the loss or damage that may result from the Trustor's failure to prevail in such contest in such amount as may be reasonably requested by the Beneficiary.

          (d) The Beneficiary, at its election and in its sole discretion may, without obligation to do so, and upon notice to the Trustor (except in an emergency), cure any failure on the part of the Trustor to comply with any laws or regulations referred to in this Section 1.08, and without limitation, may take any of the following actions:

          (i) arrange for the prevention of any Release or threat of Release of Hazardous Substances at the Property, and pay any costs associated with such prevention;

          (ii) arrange for the removal or remediation of Hazardous Substances that may be Released or result from a Release at the Property, and pay any costs associated with such removal and/or remediation;

          (iii) pay, on behalf of the Trustor, any costs, fines or penalties imposed on the Trustor by the Federal, or any state or local, government or any representative thereof in connection with such Release or threat of Release of Hazardous Substances; or

          (iv) make any other payment or perform any other act that will prevent a lien in favor of any governmental agency from attaching to the Property or the Trust Estate.

Any partial exercise by the Beneficiary of the remedies hereinafter set forth, or any partial undertaking on the part of the Beneficiary to cure the Trustor's failure to comply with such laws or regulations, shall not obligate the Beneficiary to complete the actions taken or require the Beneficiary to expend further sums to cure the Trustor's noncompliance; nor shall the exercise of any such remedies operate to place upon the Beneficiary any responsibility for the operation, control, care, management or repair of the Property or make the Beneficiary the "operator" of the Property within the meaning of any Environmental Laws. Any amount paid or costs incurred by the Beneficiary as a result of the exercise by the Beneficiary of any of the rights hereinabove set forth, together with interest thereon at the Post-Default Rate, shall be immediately due and payable by the Trustor to the Beneficiary, and until paid shall be added to and become a part of the Obligations secured hereby; and the Beneficiary, by making any such payment or incurring any such costs, shall be subrogated to any rights of the Trustor to seek reimbursement from any third parties, including, without limitation, a predecessor-in-interest to the Trustor's title who may be a "responsible party" or otherwise liable under any Environmental Law in connection with any such Release or threat of Release of Hazardous Substances.

          (e) If after the occurrence and during the continuance of any Default the Beneficiary desires that an environmental survey and risk assessment with respect to the Property be prepared, the Trustor agrees to supply such a survey and risk assessment by an independent engineering firm selected by the Trustor and satisfactory to the Beneficiary, in form and detail reasonably satisfactory to the Beneficiary (including test borings of the ground and chemical analyses of air, water and waste discharges), estimating current liabilities and assessing potential sources of future liabilities of the Trustor or any other owner or operator of the Property under applicable Environmental Laws.

          Section 1.09.  Limitations of Use. The Trustor shall not initiate,
                         ------------------
join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses that may be made of the Property and the Improvements or any part thereof that would have a material adverse effect on the value of the Property or the Improvements. The Trustor shall comply in all material respects with the provisions of all leases, licenses, agreements and private covenants, conditions and restrictions that at any time are applicable to the Trust Estate.

          Section 1.10.  Actions to Protect Trust Estate. If the Trustor shall
                         -------------------------------
fail to (a) effect the insurance required by Section 1.05 hereof, (b) make the payments required by Section 1.06 hereof or (c) perform or observe any of its other covenants or agreements hereunder, the Beneficiary may, without obligation to do so, and upon notice to the Trustor (except in an emergency) effect or pay the same. To the maximum extent permitted by law, all sums, including reasonable attorneys' fees and disbursements, so expended or expended to sustain the lien or estate of this Deed of Trust or its priority, or to protect or enforce any of the rights hereunder, or to recover any of the Obligations, shall be a lien on the Trust Estate, shall be deemed to be added to the Obligations secured hereby, and shall be paid by the Trustor within 30 days after demand therefor, together with interest thereon at the Post-Default Rate.

                                    ARTICLE 2

                     Assignment of Rents, Issues and Profits
                     ---------------------------------------

          Section 2.01.  Assignment of Rents, Issues and Profits. The Trustor
                         ---------------------------------------
hereby assigns and transfers to the Beneficiary, FOR THE PURPOSE OF SECURING the Obligations, all Rents, and hereby gives to and confers upon the Beneficiary the right, power and authority to collect the same. The Trustor irrevocably appoints the Beneficiary its true and lawful attorney-in-fact, at its option at any time and from time to time following the occurrence and during the continuance of a Default, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of the Trustor or otherwise, for Rents and apply the same to the Obligations as provided in Section 4.03(a) hereof; provided, however, that the Trustor shall have the right to collect Rents at any
--------
time prior to the occurrence of a Default (but not more than one month in advance, except in the case of security deposits).

          Section 2.02.  Collection Upon Default. To the extent permitted by
                         -----------------------
law, upon the occurrence and during the continuance of any Default, the Beneficiary may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the Obligations or the solvency of the Trustor, enter upon and take possession of the Property, the Improvements and the Fixtures or any part thereof, in its own name, sue for or otherwise collect Rents including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including attorneys' fees and disbursements, to the payment of the Obligations as provided in Section 4.03(a) hereof, and in such order as the Beneficiary may determine. The collection of Rents or the entering upon and taking possession of the Property, the Improvements or the Fixtures or any part thereof, or the application thereof as aforesaid, shall not cure or waive any Default or notice thereof or invalidate any act done in response to such Default or pursuant to notice thereof.

                                    ARTICLE 3

                               Security Agreement
                               ------------------

          Section 3.01.  Creation of Security Interest. The Trustor hereby
                         -----------------------------
grants to the Beneficiary a security interest in the Fixtures for the purpose of securing the Obligations. The Beneficiary shall have, in addition to all rights and remedies provided herein and in the other Loan Instruments, all the rights and remedies of a secured party under the Uniform Commercial Code of the state in which the applicable portion of the Fixtures is located.

          Section 3.02.  Warranties, Representations and Covenants. The Trustor
                         -----------------------------------------
hereby warrants, represents and covenants that: (a) except as otherwise permitted under the Credit Agreement, the Fixtures will be kept on or at the Property and the Trustor will not remove any Fixtures from the Property, except such portions or items of the Fixtures that are consumed or worn out in ordinary usage, all of which shall be promptly replaced by the Trustor, except as otherwise expressly provided in Section 1.07 hereof, (b) all covenants and obligations of the Trustor contained herein relating to the Trust Estate shall be deemed to apply to the Fixtures whether or not expressly referred to herein and (c) this Deed of Trust constitutes a security agreement and "fixture filing" as those terms are used in the applicable Uniform Commercial Code. Information relative to the security interest created hereby may be obtained by application to the Beneficiary (secured party), 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The mailing address of the Trustor is set forth on Page 1 hereof.

                                    ARTICLE 4

                               Defaults; Remedies
                               ------------------

          Section 4.01.  Defaults. If any Event of Default (herein, a "Default")
                         --------                                      -------
under the Credit Agreement shall occur and be continuing then, as more particularly provided in the Credit Agreement, the principal of and accrued interest on the Note and all other Obligations under the Credit Agreement may be declared, or may become, due and payable, without presentment, demand, protest or other formalities of any kind, all of which have been waived pursuant to the Credit Agreement.

          Section 4.02.  Default Remedies.
                         ----------------

          (a) If a Default shall have occurred and be continuing, this Deed of Trust may, to the maximum extent permitted by law, be enforced, and the Trustee or the Beneficiary may exercise any right, power or remedy permitted to them hereunder, under the Credit Agreement or under any of the other Loan Instruments or by law, and, without limiting the generality of the foregoing, the Trustee or the Beneficiary may, personally or by their respective agents, to the maximum extent permitted by law:

          (i) enter into and take possession of the Trust Estate or any part thereof, exclude the Trustor and all persons claiming under the Trustor whose claims are junior to this Deed of Trust, wholly or partly therefrom, and use, operate, manage and control the same either in the name of the Trustor or otherwise as the Trustee or the Beneficiary shall deem best, and upon such entry, from time to time at the expense of the Trustor and the Trust Estate, make all such repairs, replacements, alterations, additions or improvements to the Trust Estate or any part thereof as the Beneficiary may deem proper and, whether or not the Trustee or the Beneficiary has so entered and taken possession of the Trust Estate or any part thereof, collect and receive all Rents and apply the same to the payment of all expenses that the Trustee or the Beneficiary may be authorized to make under this Deed of Trust, the remainder to be applied to the payment of the Obligations until the same shall have been repaid in full; if the Trustee or the Beneficiary demands or attempts to take possession of the Trust Estate or any portion thereof in the exercise of any rights hereunder, the Trustor shall promptly turn over and deliver complete possession thereof to the Trustee or the Beneficiary, as the case may be; and

          (ii) personally or by agents, with or without entry, if the Trustee or the Beneficiary shall deem it advisable:

                (x) sell the Trust Estate at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner as may be required by law, or, in the absence of any such requirement, as the Trustee or the Beneficiary may deem appropriate, and from time to time adjourn any such sale by announcement at the time and place specified for such sale or for such adjourned sale without further notice, except such as may be required by law;

                (y) proceed to protect and enforce its rights under this Deed of Trust, by suit for specific performance of any covenant contained herein or in the Loan Instruments or in aid of the execution of any power granted herein or in the Loan Instruments, or for the foreclosure of this Deed of Trust and the sale of the Trust Estate under the judgment or decree of a court of competent jurisdiction, or for the enforcement of any other right as the Trustee or the Beneficiary shall deem most effectual for such purpose, provided, that
                                                                  --------
          in the event of a sale, by foreclosure or otherwise, of less than all of the Trust Estate, this Deed of Trust shall continue as a lien on, and security interest in, the remaining portion of the Trust Estate; or

                (z) exercise any or all of the remedies available to a secured party under the applicable Uniform Commercial Code, including, without limitation:

                     (1) either personally or by means of a court appointed receiver, take possession of all or any of the Fixtures and exclude therefrom the Trustor and all persons claiming under the Trustor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of the Trustor in respect of the Fixtures or any part thereof; if the Beneficiary demands or attempts to take possession of the Fixtures in the exercise of any rights hereunder, the Trustor shall promptly turn over and deliver complete possession thereof to the Beneficiary;

                     (2) without notice to or demand upon the Trustor, make such payments and do such acts as the Beneficiary may deem necessary to protect its security interest in the Fixtures, including, without limitation, paying, purchasing, contesting or compromising any encumbrance that is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority paying all expenses incurred in connection therewith;

                     (3) require the Trustor to assemble the Fixtures or any portion thereof, at a place designated by the Beneficiary and reasonably convenient to both parties, and promptly to deliver the Fixtures to the Beneficiary, or an agent or representative designated by it; the Beneficiary, and its agents and representatives, shall have the right to enter upon the premises and property of the Trustor to exercise the Beneficiary's rights hereunder; and

                     (4) sell, lease or otherwise dispose of the Fixtures, with or without having the Fixtures at the place of sale, and upon such terms and in such manner as the Beneficiary may determine (and the Trustee, the Beneficiary or any Lender may be a purchaser at any such sale).

          (b) If a Default shall have occurred and be continuing, the Beneficiary, to the maximum extent permitted by law, shall be entitled, as a matter of right, to the appointment of a receiver of the Trust Estate, without notice or demand, and without regard to the adequacy of the security for the Obligations or the solvency of the Trustor. The Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Beneficiary in case of entry and shall continue as such and exercise all such powers until the date of confirmation of sale of the Trust Estate, unless such receivership is sooner terminated.

          (c) If a Default shall have occurred and be continuing, the Trustor shall, to the maximum extent permitted by law, pay monthly in advance to the Beneficiary, or to any receiver appointed at the request of the Beneficiary to collect Rents, the fair and reasonable rental value for the use and occupancy of the Property, the Improvements and the Fixtures or of such part thereof as may be in the possession of the Trustor. Upon default in the payment thereof, the Trustor shall vacate and surrender possession of the Property, the Improvements and the Fixtures to the Trustee or the Beneficiary or such receiver, and upon a failure so to do may be evicted by summary proceedings.

          (d) In any sale under any provision of this Deed of Trust or pursuant to any judgment or decree of court, the Trust Estate, to the maximum extent permitted by law, may be sold in one or more parcels or as an entirety and in such order as the Trustee or the Beneficiary may elect, without regard to the right of the Trustor or any person claiming under the Trustor to the marshalling of assets. The purchaser at any such sale shall take title to the Trust Estate or the part thereof so sold free and discharged of the estate of the Trustor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including the Trustee, the Beneficiary or any Lender, may purchase at any such sale. Upon the completion of any such sale by virtue of this Section 4.02 the Trustee shall execute and deliver to the purchaser an appropriate instrument that shall effectively transfer all of the Trustor's (and, as applicable, the Trustee's) estate, right, title, interest, property, claim and demand in and to the Trust Estate or portion thereof so sold, but without any covenant or warranty, express or implied. The Trustee and the Beneficiary are each hereby irrevocably appointed the attorney-in-fact of the Trustor in its name and stead to make all appropriate transfers and deliveries of the Trust Estate or any portions thereof so sold and, for that purpose, the Trustee and the Beneficiary may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, the Trustor hereby ratifying and confirming all that said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Trustor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to the Trustee or the Beneficiary or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Trustee or the Beneficiary, for such purpose, and as may be designated in such request. Any sale or sales made under or by virtue of this Deed of Trust, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of the Trustor in, to and under the Trust Estate, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against the Trustor and against any and all persons claiming or who may claim the same, or any part thereof, by, through or under the Trustor. The powers and agency herein granted are coupled with an interest and are irrevocable.

          (e) All rights of action under the Loan Instruments and this Deed of Trust may be enforced by the Trustee or the Beneficiary without the possession of the Loan Instruments and without the production thereof at any trial or other proceeding relative thereto. Any such suit or proceeding instituted by the Trustee shall be brought in its name and as trustee of an express trust, and any recovery of judgment shall, subject to the rights of the Trustee, be for the benefit of the Beneficiary.

          Section 4.03.  Application of Proceeds.
                         -----------------------

          (a) The proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Deed of Trust, or of any monies held by the Trustee or the Beneficiary hereunder shall, to the maximum extent permitted by law, be applied:

          (i) first to the payment of all costs and expenses of such sale, including the Trustee's and the Beneficiary's reasonable attorneys' fees and disbursements;

          (ii) then to the payment of all charges, expenses and advances incurred or made by the Trustee or the Beneficiary in order to protect the lien and estate of this Deed of Trust or the security afforded hereby;

          (iii)  then to the payment in full of the Obligations;

and after payment in full of all Obligations any surplus remaining shall be paid to the Trustor or to whomsoever may be lawfully entitled to receive the same.

          (b) No sale or other disposition of all or any part of the Trust Estate pursuant to Section 4.02 hereof shall be deemed to relieve the Trustor of its obligations under the Credit Agreement or any other Loan Instrument except to the extent the proceeds thereof are applied to the payment of such obligations. If the proceeds of sale, collection or other realization of or upon the Trust Estate are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, the Trustor shall remain liable for any deficiency.

          Section 4.04.  Right to Sue. The Trustee and the Beneficiary or either
                         ------------
of them shall have the right from time to time to sue for any sums required to be paid by the Trustor under the terms of this Deed of Trust as the same become due, without regard to whether or not the Obligations shall be, or have become, due and without prejudice to the right of the Trustee or the Beneficiary thereafter to bring any action or proceeding of foreclosure or any other action upon the occurrence of any Default existing at the time such earlier action was commenced.

          Section 4.05.  Powers of the Trustee and the Beneficiary. The Trustee
                         -----------------------------------------
and the Beneficiary may at any time or from time to time (with the agreement of the Trustor) renew or extend this Deed of Trust or (with the agreement of the Trustor) alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof or thereof, in whole or in part, and may release or reconvey any portion of the Trust Estate or any other security, and grant such extensions and indulgences in relation to the Obligations, or release any person liable therefor as the Trustee or the Beneficiary may determine without the consent of any junior lienor or encumbrancer, without any obligation to give notice of any kind thereto, without in any manner affecting the priority of the lien and estate of this Deed of Trust on or in any part of the Trust Estate, and without affecting the liability of any other person liable for any of the Obligations.

          Section 4.06.  Remedies Cumulative.
                         -------------------

          (a) No right or remedy herein conferred upon or reserved to the Trustee or the Beneficiary is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy under this Deed of Trust, or under applicable law, whether now or hereafter existing; the failure of the Trustee or the Beneficiary to insist at any time upon the strict observance or performance of any of the provisions of this Deed of Trust or to exercise any right or remedy provided for herein or under applicable law, shall not impair any such right or remedy nor be construed as a waiver or relinquishment thereof.

          (b) The Trustee and the Beneficiary, and each of them, shall be entitled to enforce payment and performance of any of the obligations of the Trustor and to exercise all rights and powers under this Deed of Trust or under any Loan Instrument or any laws now or hereafter in force, notwithstanding that some or all of the Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise; neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect the Trustee's or the Beneficiary's right to realize upon or enforce any other security now or hereafter held by the Trustee or the Beneficiary, it being stipulated that the Trustee and the Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by the Trustee or the Beneficiary in such order and manner as the Trustee or the Beneficiary, in its sole discretion, may determine; every power or remedy given by the Credit Agreement, this Deed of Trust or any of the other Loan Instruments to the Trustee or the Beneficiary, or to which the Trustee or the Beneficiary is otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Trustee or the Beneficiary, and either of them may pursue inconsistent remedies.

          Section 4.07.  Waiver of Stay, Extension, Moratorium Laws; Equity of
                         -----------------------------------------------------
Redemption. To the maximum extent permitted by law, the Trustor shall not at any
----------
time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, that may affect observance or performance of the provisions of this Deed of Trust; nor claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of the Trust Estate or any portion thereof prior to any sale or sales thereof that may be made under or by virtue of Section 4.02 hereof; and the Trustor, to the extent that it lawfully may, hereby waives all benefit or advantage of any such law or laws. The Trustor for itself and all who may claim under it, hereby waives, to the maximum extent permitted by applicable law, any and all rights and equities of redemption from sale under the power of sale created hereunder or from sale under any order or decree of foreclosure of this Deed of Trust and (if a Default shall have occurred and is continuing) all notice or notices of seizure, and all right to have the Trust Estate marshalled upon any foreclosure hereof. Neither the Trustee nor the Beneficiary shall be obligated to pursue or exhaust its rights or remedies as against any other part of the Trust Estate and the Trustor hereby waives any right or claim of right to have the Trustee or the Beneficiary proceed in any particular order.


                                    ARTICLE 5

                                   The Trustee
                                   -----------

          Section 5.01.  Acceptance by Trustee. The Trustee accepts this trust
                         ---------------------
when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

          Section 5.02.  Compensation. The Trustee waives any statutory fee and
                         ------------
shall accept reasonable compensation from the Beneficiary in lieu thereof for any services rendered by it in accordance with the terms hereof.

          Section 5.03.  Action in Accordance With Instructions. Upon receipt by
                         --------------------------------------
the Trustee of instructions from the Beneficiary at any time or from time to time, the Trustee shall (a) give any notice or direction or exercise any right, remedy or power hereunder or in respect of any part or all of the Trust Estate as shall be specified in such instructions and (b) approve as satisfactory all matters required by the terms hereof to be satisfactory to the Trustee or to the Beneficiary. The Trustee may, but need not, take any of such actions in the absence of such instructions. In addition, at any time or from time to time, upon request of the Beneficiary and presentation of this Deed of Trust for endorsement, and without affecting the liability of any person for payment of the Obligations, the Trustee may, upon such request, reconvey all or any part of the Trust Estate, consent to the making of any map or plat thereof, join in granting any easement thereon, or join in any extension agreement or any agreement subordinating the lien and estate hereof.

          Section 5.04.  Resignation. The Trustee may resign at any time upon
                         -----------
giving not less than 60 days' prior notice to the Beneficiary, but shall continue to act as trustee until its successor shall have been qualified and appointed pursuant to Section 5.05 hereof.

          Section 5.05.  Successor Trustee. In the event of the death, removal,
                         -----------------
resignation or refusal or inability of the Trustee to act, for any reason, at any time, the Beneficiary shall have the irrevocable power, with or without cause, without notice of any kind, and without applying to any court, to select and appoint a successor trustee. Each such appointment and substitution shall be made by notice to the Trustor, the Trustee and successor trustee and by recording notice of such in each office in which this Deed of Trust is recorded. Such notice shall be executed and acknowledged by the Beneficiary and shall contain reference to this Deed of Trust and when so recorded shall be conclusive proof of proper appointment of the successor trustee. Such successor shall not be required to give bond for the faithful performance of its duties unless required by the Beneficiary.

                                    ARTICLE 6

                                  Miscellaneous
                                  -------------

          Section 6.01.  Reconveyance by Trustee. Upon the termination of the
                         -----------------------
Commitments under and as defined in the Credit Agreement and the payment in full of the Obligations, the Beneficiary shall cause the Trustee to release the lien of this Deed of Trust and to reconvey, without warranty or covenant, any portion of the Trust Estate then held hereunder to the Trustor, or upon the request of the Trustor, and at the Trustor's expense, cause the Trustee to assign this Deed of Trust without recourse to the Trustor's designee, or to the person or persons legally entitled thereto, by an instrument duly acknowledged in form for recording. The Trustee shall, upon request by the Beneficiary, release and reconvey (or, as the case may be, assign) all or any portion of the Trust Estate as described in the preceding sentence whenever requested to do so by the Beneficiary and shall not require, as a condition to any such release, reconveyance or assignment, that the Beneficiary certify or demonstrate that all or any portion of the Obligations shall have been paid in full.

          Section 6.02.  Notices. All notices, demands, consents, requests or
                         -------
other communications (collectively, "notices") that are permitted or required to
                                     -------
be given by any party to the other hereunder shall be in writing and given in the manner specified in the Credit Agreement; provided, that notices to the
                                              --------
Trustee shall be addressed to the Trustee at its office set forth on Page 1 hereof.

          Section 6.03.  Amendments; Waivers; etc. This Deed of Trust cannot be
                         ------------------------
modified, changed or discharged except by an agreement in writing, duly acknowledged in form for recording, signed by the Trustor and the Beneficiary.

          Section 6.04.  Successors and Assigns. This Deed of Trust applies to,
                         ----------------------
inures to the benefit of and binds the Trustor and the Beneficiary and their respective successors and assigns and shall run with the Property.

          Section 6.05.  Captions. The captions or headings at the beginning of
                         --------
each Article and Section hereof are for the convenience of reference and are not a part of this Deed of Trust.

          Section 6.06.  Severability. If any term or provision of this Deed of
                         ------------
Trust or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Deed of Trust, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Deed of Trust shall be valid and enforceable to the maximum extent permitted by law. If any portion of the Obligations shall for any reason not be secured by a valid and enforceable lien upon any part of the Trust Estate, then any payments made in respect of the Obligations (whether voluntary or under foreclosure or other enforcement action or procedure or otherwise) shall, for purposes of this Deed of Trust (except to the extent otherwise required by applicable law) be deemed to be made (i) first, in respect of the portion of the Obligations not secured by the lien of this Deed of Trust, (ii) second, in respect of the portion of the Obligations secured by the lien of this Deed of Trust, but which lien is on less than all of the Trust Estate, and (iii) last, to the portion of the Obligations secured by the lien of this Deed of Trust, and which lien is on all of the Trust Estate.

          Section 6.07.  Trust is Irrevocable. The trust created hereby is
                         --------------------
irrevocable by the Trustor.

          IN WITNESS WHEREOF, this Deed of Trust has been duly executed by the Trustor as of the day and year first above written.

                                              TELETOUCH COMMUNICATIONS, INC.


                                              By _______________________________
                                                 Title:


Signed and acknowledged
in the presence of:


_________________________

_________________________

STATE OF __________   )
                      )  ss:
COUNTY OF _________   )


          On this __ day of May 2002, before me, the undersigned, a Notary Public, duly commissioned and sworn, personally appeared _______________________, to me known who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the _________________ of Teletouch Communications, Inc., the corporation described in and that executed the foregoing instrument; and that he signed his name thereto under authority of the board of directors of said corporation.

          WITNESS my hand and seal hereto affixed the day and year first above written.

                                                     ___________________________
                                                     NOTARY PUBLIC
                                                     My Commission expires:

                                   SCHEDULE I

                             DESCRIPTION OF PROPERTY
                             -----------------------

          The following land and premises located in Smith County, Texas:


                      [Insert metes and bounds description]



                                   Schedule I
                                   ----------